UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 22, 2020 (October 20, 2020)

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth Alberton as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2020, Mr. John W. Allen resigned from his positions as an independent director and the chairman of the compensation committee of Alberton Acquisition Corporation (the “Company”) and Mr. Harry Edelson resigned from his positions as an independent director and the chairman of audit committee of the Company. Their resignation did not result from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On October 20, 2020, the Board appointed Mr. William Walter Young as an independent director and the chairman of the compensation committee and Mr. Qing S. Huang as an independent director and the chairman of the audit committee of the Board of the Company to fill the vacancies created by Mr. Allen and Mr. Edelson, effective immediately.

As a result, the Board currently have two executive directors and three independent directors.

William Walter Young, 75, Director and Chairman of Compensation Committee. Since April 1999, Mr. Young has been the chief executive officer of JBY enterprise Inc., a company based in Los Angeles operating import and export business of large electrical equipment, mechanical equipment, aircraft parts and automobile and special vehicles. From May 1998 to September 1985, Mr. Young served as the electrical maintenance engineer and the electrical maintenance supervisor in McDonald Douglas in Shenyang, China and the Chief Electrical Maintenance Engineer of Boeing Company based in Shenyang, China. From June 1985 to January 1970, Mr. Young served as the technician, associate engineer and electrical engineer in Motorola in Oklahoma. Mr. Young received his bachelor degree in mechanics from Oklahoma Central State University in 1965 and his bachelor degree in business administration from Embry University in 1997. Mr. Young’s qualifications to serve as a director and the chairman of the compensation committee include decades of experience as a chief executive officer of a private company.

Qing S. Huang, 38, Director and Chairman of Audit Committee. Since January 2008, Mr. Huang has been serving as the principal of Boulder Accounting Service, a company based in El Monte, California, providing accounting and bookkeeping services. From November 2018 to May 2017, Mr. Huang served as vice president branch manager of CTBC Bank in Monterey Park, California, responsible for branch administration and daily operation of a full-service branch office and assistance with the retail planning department on developing new residential and commercial lending program. From May 2017 to May 2012, Mr. Huang served as the assistant vice president branch manager of East West Bank in Rancho Cucamonga, California, responsible for branch administration and daily operation and the development of new deposit and loan business by providing a superior level of customer relations. From April 2012 to December 2010, Mr. Huang served as a licensed banker in JPMorgan Chase Bank in Montebello, California, responsible for maintaining client’s relationship and cross-selling the banks financial products and services and analysis of financial information obtained from clients to determine strategies for meeting clients’ financial objectives. From November 2010 to January 2008, Mr. Huang served as a financial advisor in Ameriprise Financial in Glendale, California, responsible for providing comprehensive financial advice and services to its clients including brokerage and investment advisory. Mr. Huang currently holds several professional licenses, including Series 7 license, Series 66 license, and Chartered Financial Consultant, or ChFC®. Mr. Huang received his bachelor degree in business from University of Southern California in 2007. Mr. Huang’s qualifications to serve as a director and chairman of the audit committee include his accounting experience as well as his finance experience.

Mr. Young and Mr. Huang are the “independent directors” under the Nasdaq Listing Rules. They also meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. Mr. Huang is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. Mr. Young and Mr. Huang do not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Event.

The Company is currently completing the due diligence and negotiation of a definitive agreement to merge with a domestic integrated solar and renewable energy company, which has operations in both the United States and China, and it expects to enter into a definitive agreement by October 30, 2020.

The information in this Item 8.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 8.01.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from the Company’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the terms of a certain letter of intent not hereafter being reflected in a definitive agreement; the ability of the Company to meet Nasdaq listing standards following the transaction and in connection with the consummation thereof; the inability to complete the transactions contemplated by a certain letter of intent and any definitive agreement entered into by the parties due to the failure to obtain approval of the stockholders of the Company or other reasons; the failure to obtain the necessary financing for the transaction; the failure to meet projected development and production targets; costs related to the proposed transaction; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; the effect of the COVID-19 pandemic on the Company and the target and their ability to enter into a definitive agreement for the transaction or to consummate the transaction; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by the Company.

Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in the Company’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the definitive proxy statement filed by the Company with the SEC on October 6, 2020 wherein the Company is seeking stockholder approval to extend the date by which the Company has to consummate a business combination from October 26, 2020 until April 26, 2021 (the “Definitive Extension Proxy”), and in the preliminary and definitive proxy statements/registration statements to be filed by the Company with the SEC regarding the transaction when available. The Company's SEC filings are available publicly on the SEC's website at www.sec.gov. The Company disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, the Company intends to file a preliminary proxy statement/registration statement with the SEC and will mail a definitive proxy statement/registration statement and other relevant documents to its stockholders. Investors and security holders of the Company are advised to read, when available, the preliminary proxy statement/registration statement, and amendments thereto, and the definitive proxy statement/registration statement in connection with the Company's solicitation of proxies for its stockholders' meeting to be held to approve the transaction because the proxy statement/registration statement will contain important information about the transaction and the parties to the transaction. The definitive proxy statement/registration statement will be mailed to stockholders of the Company as of a record date to be established for voting on the transaction. Stockholders will also be able to obtain copies of the proxy statement/registration statement, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: Alberton Acquisition Corporation, Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong.

Participants in Solicitation

The Company and the domestic integrated solar and renewable energy company and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in the Company of directors and officers of the Company in the Company's Definitive Extension Proxy, which was filed with the SEC on October 6, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company's stockholders in connection with the proposed transaction will be set forth in the proxy statement for the proposed transaction when available. Information concerning the interests of the Company's and the target companies' participants in the solicitation, which may, in some cases, be different than those of the Company's and the target companies' stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2020

ALBERTON ACQUISITION CORPORATION

By:	/s/ Guan Wang
Name: Guan Wang Title: Chief Executive Officer

3